UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446     94-3025618

(Commission file number)     (IRS Employer Identification No.)

5201 Great America Parkway, Suite 232, Santa Clara, California     95054

(Address of principal executive offices)     (Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On May 30, 2018, the Compensation Committee of the Board of Directors of Landec Corporation (the “Registrant”) approved the performance criteria and structure for cash bonuses that may be awarded to employees of the Registrant and its subsidiaries, Apio, Inc. (“Apio”) and Lifecore Biomedical, Inc. (“Lifecore”), for the 2019 fiscal year. Employees of the Registrant, Apio and Lifecore are eligible to receive cash bonuses in target amounts that range from 40% to 100% of base salary for executive officers and from 6% to 40% of base salary for other employees. For employees of Lifecore, 100% of such employee’s bonus target is based on Lifecore achieving 100% of its target revenue and operating income for the 2019 fiscal year. For employees of the Registrant and Apio, 20% of such employee’s bonus target is based on the Registrant or Apio, as the case may be, achieving a specific “all or nothing” strategic goal. For employees of Apio, 80% of such employee’s bonus target is based on Apio achieving 100% of its target revenue and operating income for the 2019 fiscal year. For employees of the Registrant, 80% of such employee’s bonus target is based on Apio and Lifecore achieving 100% of their target revenue and operating income for the 2019 fiscal year and Registrant achieving the corporate expense budget. The 80% and 100% bonus payments are calculated on a sliding scale based on actual revenue and operating income for the fiscal year in proportion to the performance targets, provided that no bonus is payable if revenue or operating income is less than 80% of the target amount. To receive any bonus, a participant must be employed by the Registrant, Apio or Lifecore at the end of the 2019 fiscal year. Bonus payments, if any, will be made in single lump sum cash payments as soon as practicable after the end of the 2019 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2018

LANDEC CORPORATION

By: /s/ Gregory S. Skinner

Gregory S. Skinner

Vice President of Finance and

Administration and Chief Financial Officer

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